UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 17, 2011

                           China Complant Group Inc

(Exact Name of Small Business Issuer in its Charter)

Nevada	3569	27-4052171
(State of Incorporation)	(Primary Standard Classification Code)	(IRS Employer ID No.)

Room 51,_Floor 12 of Building B, FuTian Oriental Plaza, HangHai East Road, ZhenZhou, Henan, 450000, China

Tel: 86-371-6911-2138

(Address and Telephone Number of Registrant's Executive Office)

Agents And Corporations, Inc.

Suite 600, One Commence Center, 1201 Orange Street, P.O. Box 511, Wilmington, DE 19899-0511

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

FANGXING HOLDING INC

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_____________________________________________________________________________

Item 2.01 Completion of Acquisition

On May 3, 2011, Henan Complant received notice from its Vietnam partners that the Bureau of Planning and Investment of Gao Bang has approved the  joint venture named as “CONG TY CO PHAN CHE BIEN KHOANG SAN CAO SON HA” (meaning: CAO SON HA  Joint Stock Company of Mining and Mineral Processing). In this joint venture, our company, through its affiliates, will aggregately own 51% (USA Weilong owns 3%, Henan Complant owns 48%)of total outstanding shares, while Vietnam investors Dinh Le Dam owns 39%, Thanh Cao Nguyen 8% and Minh Thang Dam 2%.

On March 31, 2011, the Commercial Bureau of Henan Province, China approved Henan Weilong’s investment in Vietnam.

Item 9.01 Financial Statement and Exhibits.

 none

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 17, 2011	China Complant Group Inc. (Registrant)

                                       /s/ JianXun Si _______

                                       JianXun Si, Chairman

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